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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


        Date of Report (Date of earliest event reported) March 21, 2005


                               AP HENDERSON GROUP
                               ------------------
        (Exact name of small business issuer as specified in its charter)


          Nevada                    0-31153                       88-0355504
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


                    950 Eulalia Road N.E. Atlanta, GA 30319
                    ---------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (404)-816-9220


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.425)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 14, 2005, at a special meeting of the Board of Directors, the minutes of which were approved on March 21, 2005, the Board affirmed effective as of December 28, 2004 the rescission of the merger agreement of the Company with Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS") and consequently to cancel the 51 million shares of common stock that had been issued to Jeffrey Co and Lanman Hong in consideration of such merger agreement. The Company had previously reported on December 14, 2004 its investigation of the detention of Mr. Co and Ms. Hong by Chinese authorities, and that the Board had removed Mr. Co and Ms. Hong as officers of the Company and HMCS. Further the Board had elected to engage an audit firm to carry out and conduct an independent review of the Company's books with respect to the HMCS subsidiary. The Board at that time also formed a special committee to oversee and execute the day to day business decisions for the Company and its subsidiaries in China. The merger agreement was conditioned upon the ongoing submission of accurate information regarding the HMCS subsidiary, and such information had not been given by Mr. Co and Ms. Hong. The rescission was made in light of the Board's investigation and review and the possibility that fraudulent information had been submitted by Mr. Co and Ms. Hong to the Company for its financial reports. Further it appeared that Mr. Co and Ms Hong had forged signatures of accountants, lawyers and other principals. It appeared at a minimum that the Company could not rely upon the financial information which Mr. Co and Ms. Hong submitted to the Company with respect to HMCS, and accordingly the Board rescinded the merger, effective as of December 28, 2005.

ITEM 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT

The Company had submitted certain financial information in its Form 10Q dated August 23, 2004 and December 22, 2004 based upon information submitted to the Company by Jeffrey Co and Lanman Hong, officers of HMCS. Based upon its investigation as reported in Item 1.02, the Board of Directors is of the view that the Company and its shareholders should can no longer rely on these previously issued financial statements. The Company's Board of Directors has engaged an independent audit firm in China to make a full report regarding the impact of the submissions by Mr. Co and Ms. Hong. There has been no change in the Company's independent accountant with respect to filing the Company's periodic reports and auditing its financial statements. The Board of Directors has discussed with the registrant's independent accountant the matters disclosed in the filing pursuant to this Item 4.02(a).

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT

As a result of the rescission of the merger agreement with HMCS, 51 million shares of the Company's common stock of which 41 million were previously issued to Jeffrey Co, and 3 million which were previously issued to Lanman Hong were cancelled effective as of December 28, 2004. Prior to this cancellation, Mr. Co and Ms. Hong controlled more than fifty percent of the Company's stock. Following this cancellation, there are now 52,212,058 shares outstanding of the Company's stock. Holders of five percent or more of the Company's Common Stock are as follows: Richard Henry, 15,329,000 shares, Han Bao Yue, 3,364,438 shares and Donald Sprague, 2,897,225 shares.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Removal of Directors
--------------------

During a special meeting of the Board of Directors held on March 14, 2005, the Board elected to remove Jeffrey Co and Lanman Hong as directors of the Company, and to seek any necessary shareholder ratification of such action. On March 15, 2005, shareholders owning a majority of the outstanding common stock of the Company determined by consent in lieu of a shareholder's meeting, in accordance with 78.320 of the Nevada Revised Statutes of the Nevada Code, to remove Jeffrey Co and Lanman Hong as directors of the Company. All shareholder action will be taken in accordance with an appropriate Schedule 14C filing.

Appointment of Officers
-----------------------

During a special meeting of the Board of Directors held on March 14, 2005, and in accordance with Article 5 Section 5 of the Company's Bylaws, the Board determined to appoint Erik Nelson as a President of the Company. Mr. Nelson's compensation is under current negotiation with the Board.

Mr. Nelson is the President of Coral Capital Partners, Inc. a corporate consulting firm. Mr. Nelson has served on the Boards of Telemax Corp., and Boats Depot, Inc. Mr. Nelson is currently the Corporate Secretary of, and serving on the Board of Directors of Nocera, Inc., an international food processing corporation with subsidiaries in Italy and Uruguay. Mr. Nelson is a graduate of the University of Colorado with a Business Degree and an area of emphasis in finance.


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Appointment of Directors
------------------------

During a special meeting of the Board of Directors held on March 14, 2005, and in accordance with Article 3 Section 5 of the Company's Bylaws, the Board determined to appoint Erik Nelson as a director of the Company. Mr. Nelson will serve by appointment until the next annual meeting of shareholders.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGES IN FISCAL YEAR

During a special meeting of the Board of Directors held on March 14, 2005, the Board determined that Article 1 Section 2 of the Company's Bylaws be amended to permit the location of the Company's headquarters any where in the continental United States, dependent upon the Board's determination of where the Company's interests may be best served

ITEM 8.01 - OTHER EVENTS

Consideration of Slide View Spinoff
-----------------------------------

During a special meeting of the Board of Directors held on March 14, 2005, the Board approved the exploration of a plan to spin off the Slide View Corp., Inc. ("Slide View") into a new corporation wholly independent of the Company ("New Slide View"). The Slide View subsidiary currently holds patents to manufacture LCD viewing screens. The New Slide View is contemplated to have a shareholder structure substantially parallel to the Company's present shareholder base with a separate set of officers and directors. The New Slide View would have a separate set of officers and directors who would act to raise good will, raise funds, improve the profile of the New Slide View, develop prototypes and engage operations. The Board contemplates that the stock of the New Slide View would be registered and distributed to the current shareholders of the Company in substantially the same proportions as the current shareholdings of the Company's stock. Any such Slide View spinoff would be made in the effort of protecting value for the shareholders of the Company. The foregoing plan for Slide View is under investigation in good faith, but has not occurred, and no reliance upon such plan by any investor should be made to date.

Investigation of HMCS Merger
----------------------------

As previously reported in the 8-K Report dated December 14, 2005, on or about 11-19-2004, the Board of Directors were made aware that Mr. Jeffery Co, the CEO and Director of the Corporation, and Ms. Lanman Hong, the CFO and Director of the Corporation, may have been detained by the Binzhou Police Department in the Peoples Republic of China. At this time, there has been no official representation made by the Police to refute or confirm the detention. The reason for the alleged detention has not been made clear. It is believed, at this time, that Ms. Hong has been released from police custody but that Mr. Co still remains detained.

Based on this information, the Board of Directors held a special meeting on 12-1-2004 in which Mr. Co and Ms. Hong were removed from their respective positions as CEO and CFO of AP Henderson as well as their respective positions as CEO and CFO of Hyundai MultiCav Computer Shanghai Co., Ltd. and Hyundai MultiCav Computer Binzhou Co., Ltd., wholly owned subsidiaries of AP Henderson. On March 15, 2005, shareholders owning a majority of the outstanding common stock of the Company determined by consent in lieu of a shareholder's meeting, in accordance with 78.320 of the Nevada Revised Statutes of the Nevada Code, to remove Jeffrey Co and Lanman Hong as directors of the Company.

Though the reason for their alleged detention remains unclear, the Board has elected to take certain steps to investigate whether these alleged detentions are related in anyway to AP Henderson or its subsidiaries. The Board has engaged a Chinese law firm to investigate the reason for the alleged detentions. The Board also elected to engage an audit firm in China to carry out and conduct an independent review of the Corporation's books. Based on the uncertainty of the outcome of the Corporation's ongoing investigation, the Corporation advises that anyone making an investment decision with respect to the common stock of the Corporation or for any other purpose does so at his, her or its own risk.




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EXHIBITS

March 14, 2005 Minutes of Special Meeting of the Board of Directors, as approved on March 21, 2005.

March 15, 2005 Shareholder's Consent in Lieu of Special Meeting, as approved on March 21, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AP HENDERSON GROUP

/s/ Richard Henry
-------------------------

/s/ Han Ming
-------------------------

/s/ Donald Sprague
-------------------------

/s/ Wang Yan Quan
-------------------------

/s/ Han Bao Yue
-------------------------




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EXHIBIT

                    SPECIAL MEETING OF THE BOARD OF DIRECTORS
                              OF AP HENDERSON GROUP
                           AS APPROVED MARCH 21, 2005

A special meeting of the Board of Directors of AP Henderson Group., a Nevada corporation (the "Company"), was held by telephonic conference on March 14, 2005 pursuant to prior notice duly and timely given to each director, at the office of Director Donald Sprague. Present at the meeting were Richard Henry, Han Ming, Donald Sprague, Han Bao Cheng, and Wang Yan Quan , (the "Directors"). Also in attendance were Eric Nelson who has been retained by the Company to investigate the activities of the former management and formulate restructuring alternatives for the company. Paula Argento, counsel to the Company was also present and acted as Secretary. The meeting was conducted in both Chinese and English with Mr. Henry serving as translator from English to Chinese.

         Mr. Sprague called the meeting to order and acted as its Chair. The Chairman announced that a quorum of Directors was present, and that the meeting, having been duly convened, was ready to proceed with its business.

         Mr. Sprague and Mr. Nelson reported on the investigation surrounding and the detention of former officers Jeffrey Co and Lanman Hong by Chinese authorities and the consequences of the apparently fraudulent actions and representations of Jeffrey Co and Lanman Hong regarding the merger of the Company with Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS") and financial information submitted to the Company with respect toHMCS. Mr. Sprague said that the investigation was still ongoing, and that progress had been made through the retention of a Chinese law firm and through the efforts of Richard Henry on determining certain facts.

         Mr. Nelson reported that a press release had been filed stating that evidence has been obtained indicating that Mr. Co. & Ms. Hong most likely had perpetrated a scheme involving fraud and embezzlement upon the Company and other Chinese entities. It further stated that there is reason to believe that Mr. Co and Ms. Hong had stolen in excess of $1.5 million through illegal transfers to their personal accounts and other unknown accounts. Also there is reason to believe they have forged the signatures of Chinese accountants and attorneys, obtained fraudulent loans from Chinese banks, and submitted forged and false financial statements for inclusion in the Company's filings with the SEC. Mr. Nelson reported that the Company has still been unable to verify the previously stated levels of revenue or the existence of previously claimed assets. The Company advised in the press release that under no circumstances should the previously available financial statements be relied upon or believed to be true and accurate.

         In light of the current status of the investigation and the implications and consequences that could derive from the merger with HMCS and the continued association of Mr. Co & Ms. Hong with the Company, the Board then discussed certain steps that should be taken to rescind the merger with HCMS and to remove Mr. Co and Ms. Hong from any role or association with the Company. The Board discussed the 2004 merger agreement and the fact that the Company entered into the merger agreement based upon false pretenses and the false representations of Mr. Co and Ms. Hong. Further, the merger agreement was conditioned upon the submission of accurate and true financial statements and reports regarding the condition of HCMS. Finally, the issuance of 41 million and 3 million shares, respectively of Company common stock to Mr. Co and Ms. Hong was implicitly conditioned upon their supplying true and accurate information regarding the Company, and their carrying out their responsibilities as officers and directors of the Company with a high degree of integrity and a high degree of fiduciary duty and regard for the Company and its shareholders. The Board concluded that Mr. Co and Ms. Hong had failed in their substantial responsibilities to the Company and the Company's shareholders. Consequently, the Board determined it had no choice but to rescind the merger agreement, cancel the shares of Mr. Co and Ms. Hong and the 7 million shares of Company common stock that had been issued to third parties to pay for certain expenses of the merger and remove each of Mr. Co and Ms. Hong as directors of the Company .. The Board further agreed to pursue all possible state and federal remedies against Mr. Ho and Ms. Hong in litigation in Nevada state and/or federal court. The Board also agreed to obtain all necessary shareholder approvals or ratification for these actions.

         By unanimous consent of all Board members present, it was then

         RESOLVED, that effective as of December 28, 2004 the agreement to merge with Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS") shall be rescinded, that the 41 million shares of stock to Jeffrey Co and Lanman Hong issued as consideration for such merger shall be cancelled effective as of December 28, 2004;that 4 million shares of stock to Xian Le Ma be cancelled; that 2 million shares of stock issued to , Bao Cheng Han be cancelled, and 1 million shares issued to Yan Quan Wang be cancelled;that Jeffrey Co and Lanman Hong shall be removed as directors of the Company; and that the Company shall pursue all possible state and federal remedies against Jeffrey Co and Lanman Hong for damages done to the Company.

         Mr. Sprague then discussed the need for a new President of the Company during the restructuring and investigative phase and also the need to fill a Board seat given the vacancies left by Mr. Co and Ms. Hong. The Board discussed the need for all appropriate action to be taken to accurately and appropriately file continued public reports with the Securities and Exchange Commission. Mr. Sprague then discussed that accountant Arthur DeHoya was in the process of preparing financial reports for the upcoming 10-K, while the Company was still in the process of ascertaining accurate reports from the HCMS transaction. Mr. Sprague and Mr. Nelson stated that Paula Argento, counsel, would work in conjunction with Mr. Sprague to prepare the legal and business portions of the 10-K, as well as any necessary 8-K filings for the Company.

         Mr. Sprague then moved that Mr. Nelson be appointed as President of the Company and that he also be appointed as a director of the Company.

         By unanimous consent of all Board members present, it was then

         RESOLVED that Eric Nelson be appointed as President of the Company, and as a member of the Board of Directors, subject to shareholder approval.

         Mr. Sprague then moved that the bylaws of the Company be amended to permit the location of the Company's headquarters any where in the continental United States, dependent upon the Board's determination of where the Company's interests may be best served.

         By unanimous consent of all Board members present, it was then

         RESOLVED that Article I Section 1 of the Bylaws be amended to permit the location of the Company's headquarters any where in the continental United States, dependent upon the Board's determination of where the Company's interests may be best served

         Mr. Sprague and Mr. Nelson then turned to the subject of the Slide View Co., Inc. subsidiary which holds patents to manufacture LCD viewing screens. They discussed a possible spin-off of Slide View into an entity wholly separate from the Company ("New Slide View") so that Slide View would not have the issues associated with the Company as a result of the HCMS transaction. The New
Slide View would have a shareholder structure substantially parallel to the Company's present shareholder base with a separate set of officers and directors. The New Slide View would have a separate set of officers and directors who would act to raise good will, raise funds, improve the profile of the New Slide View, develop prototypes and engage operations. The stock of the New Slide View would be registered and distributed to the current shareholders of the Company in substantially the same proportions as the current shareholdings of the Company's stock. Mr. Nelson mentioned that Chris McDonald, a shareholder of the Company would be present at a shareholder presentation on March 15, 2005 to describe his plan for raising capital, assembling the Board, developing prototypes, and transitioning Slide View into a successful and profitable company for its shareholders.

         There being no further business, upon motion duly made and seconded, the meeting of March 14, 2005 was adjourned. The minutes of this special meeting were approved on the 21st of March, 2005.

APPROVED:


/s/ Richard Henry                            /s/ Donald Sprague
----------------------------------           -----------------------------------
Richard Henry                                Donald Sprague


                                             /s/ Wang Yan Quan
                                             -----------------------------------
                                             Wang Yan Quan

/s/ Han Bao Cheng
----------------------------------
Han Bao Cheng


/s/ Han Ming
----------------------------------
Han Ming





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EXHIBIT

                               AP HENDERSON GROUP

                            ACTION BY WRITTEN CONSENT
                     IN LIEU OF MEETING OF THE STOCKHOLDERS

         The undersigned, being the stockholders of AP Henderson Nevada corporation (the "Corporation"), in lieu of special meeting hereby take the following actions and adopt the following resolutions by written consent, pursuant to 78.320 of the Nevada Revised Statutes, to take effect as set forth herein, and hereby direct the Secretary of the Corporation (the "Secretary") to make this instrument a part of the records of the Corporation.

         WHEREAS, the undersigned shareholders deem it advisable and in the best interests of the Corporation to approve and ratify actions of the Board of Directors of the Corporation, to the extent such approval and ratification is necessary under Nevada law, with respect to the actions which have been taken by the Board on March 14, 2005 regarding: (1) the rescission of the agreement to merge with Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS", effective as of December 28, 2004; (2) the cancellation of 41 million and 3 million shares of stock, respectively, to Jeffrey Co and Lanman Hong issued as consideration for such merger and the cancellation of 7 million shares of stock issued to third parties in consideration of their agreement to pay expenses in connection with the merger; (3) the removal of Jeffrey Co and Lanman Hong as directors of the Corporation; and (4) the authorization to all possible state and federal remedies against Jeffrey Co and Lanman Hong for damages done to the Corporation;

         WHEREAS, the undersigned shareholders deem it advisable and in the best interests of the Corporation to approve and ratify actions of the Board of Directors of the Corporation, to the extent such approval and ratification is necessary under Nevada law, with respect to the actions which have been taken by the Board on March 14, 2005 regarding: (1) the election of Eric Nelson as President of the Corporation; (2) the appointment of Eric Nelson as a member the Corporation's Board of Directors; (3) the amendment of the bylaws of the Corporation to permit the Corporation's headquarters to be located anywhere in the continental United States; and (4) the decision to pursue a spin-off of the Slide View Corp. subsidiary into a separate and wholly independent corporation which will issue stock to the Corporation's shareholders in substantially similar proportions to the holdings of the Corporation presently,

         NOW THEREFORE, be it

         RESOLVED, that the undersigned shareholders deem it advisable and in the best interests of the Corporation to approve the Board's actions of March 14, 2005 regarding (1) the rescission of the agreement to merge with Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS") effective December 28, 2004; (2) the cancellation of 51 million shares of stock to Jeffrey Co and Lanman Hong issued as consideration for such merger; (3) the removal of Jeffrey Co and Lanman Hong as directors of the Corporation; and (4) the authorization to all possible state and federal remedies against Jeffrey Co and Lanman Hong for damages done to the Corporation;

         And be it further

         RESOLVED, that the undersigned shareholders deem it advisable and in the best interests of the Corporation to approve the Board's actions of March 14, 2005 regarding (1) the election of Eric Nelson as President of the Corporation; (2) the appointment of Eric Nelson as a member the Corporation's Board of Directors; (3) the amendment of the bylaws of the Corporation to permit the Corporation's headquarters to be located anywhere in the continental United States; and (4) the decision to pursue a spin-off of the Slide View Corp. subsidiary into a separate and wholly independent corporation which will issue stock to the Corporation's shareholders in substantially similar proportions to the holdings of the Corporation presently

         RESOLVED, that pursuant to Nevada statute, the record date of this consent shall be deemed to be the date the actions hereunder are taken; and, further

         RESOLVED, that the officers of the Corporation, and each of them, be and hereby are authorized and directed to execute and deliver, for and on behalf of the Corporation, and affix the corporate seal thereto, where appropriate, such agreements and such covenants, guarantees, representations, certificates and such other documents, and to pay such amounts, deliver such notes, checks and agreements, to take such action and in general to do all such things as may be necessary or appropriate to give effect to the foregoing resolution.





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         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 21st of March, 2005

Shares Owned:  15,329,000                    RICHARD HENRY


Date:  March 21, 2005                        /s/ Richard Henry
                                             -----------------------------------
                                             Richard Henry


Shares Owned:  1,515,500                     HAN MING


Date:  March 21, 2005                        /s/ Han Ming
                                             -----------------------------------
                                             Han Ming


Shares Owned:  2,897,225                     DONALD SPRAGUE


Date:  March 21, 2005                        /s/ Donald Sprague
                                             -----------------------------------
                                             Donald Sprague


Shares Owned:  3,364,438                     HAN BAO YUE


Date:  March 21, 2005                        /s/ Han Bao Yue
                                             -----------------------------------
                                             Han Bao Yue


Shares Owned:  1,197,606                     WANG YAN QUAN


Date:  March 21, 2005                        /s/ Wang Yan Quan
                                             -----------------------------------
                                             Wang Yan Quan